Note 15 - Subsequent Events	6 Months Ended
Feb. 28, 2015
Notes
Note 15 - Subsequent Events

NOTE 15—SUBSEQUENT EVENTS

Store Closings

On March 13, 2015, the Company closed its Capriotti's Sandwich Shop in San Marcos, California. On April 8, 2015, the Company closed its Capriotti's Sandwich Shop in San Diego, California. Neither location was profitable. The Company currently is exploring alternative restaurant concepts for those locations.

Capriotti's Relationship

On June 29, 2015, the Company consummated an agreement with Capriotti's Sandwich Shops, Inc., the franchisor of the Company's Capriotti's Sandwich Shops, whereby:

  Capriotti's Sandwich Shops, Inc. and the Company have agreed to terminate the Franchise Agreements and Area Development Agreements between these two parties;

  the Company will continue to operate its existing Capriotti's Sandwich Shops during a mutually-agreed transition period, and the Company will have an agreed time-frame to either sell its existing Capriotti's Sandwich Shops (some of which Capriotti's Sandwich Shops, Inc. has expressed interest in acquiring) or convert some of them to restaurants not under the Capriotti’s brand but under a brand proprietary to the Company.

Financing-Related Transactions

On April 21, 2015, the Company entered into a $190,000 short-term convertible note, bearing interest at 22 percent and convertible at the lower of $0.0001 per share or 50 percent of the lowest intra-day trading price for the Company’s common stock during ten (10) trading days immediately prior to the date of conversion. As additional consideration for this loan the Company issued to the lenders 250,000 shares of the Company's common stock. On May 31, 2015, this note went into default due to non-payment and the Company issued an additional 150,000 shares of common stock to the lender to extend the maturity date.

On April 21, 2015, the Company issued 60,000 shares of common stock to various entities and individuals for services valued at approximately $18,000. The value of the common stock was based on the market price of the stock on the date of issuance.

On April 24, 2015, the Company issued one (1) share of Class B membership units in exchange for $500,000 plus $60,000 for administrative expenses due to third parties, $250,000 of which has been received as of filing date of these financial statements. The Company also received $600,000 in full satisfaction of subscriptions receivable outstanding at February 28, 2015.

On April 28, 2015, the Company granted 250,000 five-year warrants to acquire common shares of the Company at an exercise price of $0.50 per share to an employee for services provided.

On June 19, 2015, the Company entered into a $190,000 short-term convertible note, bearing interest at 22 percent and convertible at the lower of $0.0001 per share or 50 percent of the lowest intra-day trading price for the Company’s common stock during ten (10) trading days immediately prior to the date of conversion. As additional consideration for this loan the Company issued to the lenders 400,000 shares of the Company's common stock. Cash proceeds from the loan were $150,000 due to an original issuance discount on the note of $40,000.

On June 2, 2015, the Company has entered into an accounts receivable financing arrangement with third party for a principal amount received in cash of $71,000. The terms of the arrangements require the Company to repay the principal balance plus an additional $26,980 for total remittance of $97,980. The terms of repayment require the Company to remit to the lender 14 percent of all future receivables arising from credit card, debit card and prepaid transactions until such time as the total remittance is paid in full. These borrowing is secured by the assets of the Company.